                                                                    EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of the 10th day of February, 2003 among CROWN CRAFTS, INC., CHURCHILL WEAVERS, INC., HAMCO, INC. and CROWN CRAFTS INFANT PRODUCTS, INC. (collectively, the "Borrowers"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), as Agent (the "Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, N.A.), BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (assignee of Bank of America, N.A.) and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Lenders (collectively, the "Lenders");

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the Agent and the Lenders executed and delivered that certain Credit Agreement, dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001 and Second Amendment to Credit Agreement dated as of November 25, 2002 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Lenders hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendments to SECTION 1.01. SECTION 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "Consolidated Available Free Cash Flow" and "Consolidated EBITDA", and substituting therefor the following new definitions of such terms:

                  "Consolidated Available Free Cash Flow" means, for each Annual Period, an amount equal to 85% of Consolidated Free Cash Flow for such Annual Period.

                  "Consolidated EBITDA" means the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Parent and its Consolidated Subsidiaries, for the relevant fiscal period: (i) Consolidated Net Income; plus (ii) depreciation and amortization expenses; plus (iii) Consolidated Interest Expense; plus
         (iv) income tax expense included in Consolidated Net Income; plus (v) for the following Fiscal Quarters only, a before-tax reserve related to the closing of the operations of Burgundy

         Interamericana SA de CV, not exceeding the following amounts for the following Fiscal Quarters (1) for the Fiscal Quarter ending December 29, 2002, $1,775,000, (2) for the Fiscal Quarter ending March 30, 2003, $225,000 and (3) for the Fiscal Quarter ending June 29, 2003, $275,000.

         3. Amendment to SECTION 5.20(a). SECTION 5.20(a) hereby is deleted in its entirety, and the following is substituted therefor:

                  (a) Minimum EBITDA. Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

----------------------------------------   -------------------------------------
        FISCAL QUARTER ENDING                        MINIMUM EBITDA
----------------------------------------   -------------------------------------
December 29, 2002 through March 30, 2004   $6,885,000

----------------------------------------   -------------------------------------
June 29, 2004 and each Fiscal Quarter      An amount to be agreed upon in
thereafter                                 writing by the parties, not to
                                           exceed $8,725,000 (which amount
                                           shall be applicable if no other
                                           amount has been agreed upon in
                                           writing)
----------------------------------------   -------------------------------------

         4. Amendment to SECTION 5.20(b). SECTION 5.20(b) hereby is deleted in its entirety, and the following is substituted therefor:

                  (b) Debt/EBITDA Ratio. The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal
         Quarter:

-------------------------------------------- ------------------------------------------
         FISCAL QUARTER ENDING                      MAXIMUM DEBT/EBITDA RATIO

------------------------------------------   ------------------------------------------
December 29, 2002 through March 30, 2004     4.75 to 1.0

------------------------------------------   ------------------------------------------
June 29, 2004 and each Fiscal Quarter        A ratio to be agreed upon in writing by
thereafter                                   the parties, not to exceed 3.00 to 1.0
                                             (which ratio shall be applicable if no
                                             other ratio has been agreed upon in
                                             writing)
------------------------------------------   ------------------------------------------

         5. Amendment to Exhibit G (Compliance Certificate). Exhibit G to the Credit Agreement hereby is deleted in its entirety, and Exhibit G attached hereto is substituted therefor.

         6. Amendment to Exhibit R (Consolidated Excess Cash Flow Certificate). Exhibit R to the Credit Agreement hereby is deleted in its entirety, and Exhibit R attached hereto is substituted therefor.

         7. Consent to Discontinuance of Operations and Disposition of Assets. The Borrowers have informed the Agent and the Lenders that they desire to discontinue the operations of Burgundy Interamericana SA de CV and dispose of the assets thereof, having a net book value of approximately $1,015,835 and a resale value of approximately $343,483. Pursuant to the provisions of SECTION 5.05(b) of the Credit Agreement, the Agent and the Lenders hereby consent to such discontinuance and also to the sale of such assets, and acknowledge and agree that the foregoing shall not be deemed to be an Event of Default; provided that (i) the aggregate gross sales price thereof is not less than $300,000 and (ii) the Net Cash Proceeds, if any, from such sale are paid to the Agent for application to Term Loans pursuant to SECTION 2.10(c) of the Credit Agreement.

         8. Restatement of Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except where reference is expressly made to a specific date) and with specific reference to this Third Amendment and all other loan documents executed and/or delivered in connection herewith.

         9. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         10. Ratification. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         11. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         12. Section References. Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         13. No Default. To induce the Agent and the Lenders to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists no Default or Event of Default, (ii) there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Lenders under the Credit Agreement and (iii) the Agent and each Lender has acted in good faith and has conducted its relationships with the Borrowers in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Third Amendment and in all respects in connection with the Credit Agreement, each of the Borrowers hereby waiving and releasing any such claims to the contrary that may exist as of the date of this Third Amendment.

         14. Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         15. Governing Law. This Third Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         16. Conditions Precedent. This Third Amendment shall become effective only upon (i) payment to the Agent, for the ratable account of the Lenders, of an amendment fee equal to $25,000, (ii) execution and delivery of this Third Amendment by each of the parties hereto and (iii) execution and delivery by all parties thereto of a Second Amendment of Subordinated Note and Warrant Purchase Agreement in form and substance satisfactory to the Agent and the Lenders, amending the Senior Subordinated Notes Purchase Agreement to conform it to the changes contained in Sections 2, 3, 4 and 5 hereof, and consenting to the discontinuance of the operations of Burgundy Interamericana SA de CV and disposal of the assets thereof described in Section 8 hereof.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Borrowers, the Agent and each of the Lenders has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                            CROWN CRAFTS, INC.,                           (SEAL)

                            By: /s/ Amy Vidrine Samson
                                ______________________________
                                Name: Amy Vidrine Samson
                                      ________________________
                                Title: Vice President,
                                       Chief Financial Officer
                                       _______________________

                            CHURCHILL WEAVERS, INC.,
                            HAMCO, INC.
                            CROWN CRAFTS INFANT
                               PRODUCTS, INC.                             (SEAL)

                            By: /s/ Amy Vidrine Samson
                                ______________________________
                                Name: Amy Vidrine Samson
                                      ________________________
                                Title: Vice President
                                       _______________________

                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION (successor by merger
                            to Wachovia Bank, N.A.),                      (SEAL)
                            as Agent and as a Lender

                            By: /s/ Monica H. Cole
                                ______________________________
                                Name: Monica H. Cole
                                      ________________________
                                Title: Vice President
                                       _______________________

                            BANC OF AMERICA STRATEGIC SOLUTIONS,
                            INC. (assignee of Bank of America, N.A.),    (SEAL)
                            as a Lender

                            By: /s/ John F. Register
                                ________________________________
                                Name: John F. Register
                                      __________________________
                                Title: Principal
                                       _________________________

                            THE PRUDENTIAL INSURANCE (SEAL)
                            COMPANY OF AMERICA, as a Lender

                            By: /s/ Paul G. Price
                                ________________________________
                                Name: Paul G. Price
                                      __________________________
                                Title: Vice President
                                       _________________________

                                                                       EXHIBIT G

                             COMPLIANCE CERTIFICATE

         Reference is made to the Credit Agreement dated as of July 23, 2001, as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002 and Third Amendment to Credit Agreement dated as of February 10, 2003 (as so amended and as thereafter modified and supplemented and in effect from time to time, the "Credit Agreement") by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc. (collectively or individually, as the context shall require, the "Borrowers"), the Lenders from time to time parties thereto, and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to SECTION 5.01(c) of the Credit Agreement, ________________, the duly authorized ______________ of the Borrowers, hereby certifies to the Agent and the Lenders that, as of the date hereof, (i) the information contained in the Compliance Certificate attached hereto is true, accurate and complete in all material respects and (ii) no Default is in existence.

CROWN CRAFTS, INC.                            CHURCHILL WEAVERS, INC.
                                              HAMCO, INC.
                                              CROWN CRAFTS INFANT PRODUCTS, INC.

BY: ___________________     (SEAL)            BY: ___________________     (SEAL)
    NAME:                                         NAME:
    TITLE:                                        TITLE:

                               CROWN CRAFTS, INC.
                              COMPLIANCE CHECKLIST

1.       Minimum EBITDA (Section 5.20(a))

         Consolidated EBITDA shall not be less than, for each Fiscal Quarter set forth below and the 3 immediately preceding Fiscal Quarters, the amount set forth below corresponding to such Fiscal Quarter:

----------------------------------------   -------------------------------------
        FISCAL QUARTER ENDING                        MINIMUM EBITDA

----------------------------------------   -------------------------------------
December 29, 2002 through March 30, 2004   $  6,885,000

----------------------------------------   -------------------------------------
June 29, 2004 and each Fiscal Quarter      An amount to be agreed upon in
thereafter                                 writing by the parties, not to
                                           exceed $8,725,000 (which amount
                                           shall be applicable if no other
                                           amount has been agreed upon in
                                           writing)
----------------------------------------   -------------------------------------

         (a)      Consolidated EBITDA    Schedule 1                $___________

         Minimum Consolidated EBITDA                               [$6,885,000]
                                                                   [$8,725,000]
                                                                   [other agreed
                                                                   amount]]

2.       Debt/EBITDA Ratio (Section 5.20(b))

         The Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters, the ratio set forth below corresponding to such Fiscal Quarter:

-----------------------------------------    -----------------------------------
        FISCAL QUARTER ENDING                   MAXIMUM DEBT/EBITDA RATIO

-----------------------------------------    -----------------------------------
December 29, 2002 through March 30, 2004     4.75 to 1.0

-----------------------------------------    -----------------------------------
June 29, 2004 and thereafter                 A ratio to be agreed upon in
                                             writing by the parties, not to
                                             exceed 3.00 to 1.0 (which ratio
                                             shall be applicable if no other
                                             ratio has been agreed upon in
                                             writing)
-----------------------------------------    -----------------------------------

(a)      Consolidated Debt        Schedule 2                      $___________

(b)      Consolidated EBITDA      Schedule 1                       $___________

(c)      actual ratio of (a) to (b)                                 ___ to 1.00

                        Limitation:            (c) may not exceed [4.75 to 1.0]
                                                                  [3.00 to 1.0]
                                                           [other agreed ratio]

3.       Senior Debt/EBITDA Ratio (Section 5.20(c))

The Senior Debt/EBITDA Ratio will not exceed, at the end of each Fiscal Quarter set forth below, calculated as to Senior Debt as of such Fiscal Quarter and calculated as to Consolidated EBITDA for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the ratio set forth below corresponding to such Fiscal Quarter:

----------------------------------------   ---------------------------------
         FISCAL QUARTER ENDING                MAXIMUM SENIOR DEBT/EBITDA
                                                       RATIO
----------------------------------------   ---------------------------------
         March 31, 2002                             4.80 to 1.0

----------------------------------------   --------------------------------
         June 30, 2002                              3.50 to 1.0

---------------------------------------    --------------------------------
         September 29, 2002                         3.25 to 1.0

----------------------------------------   --------------------------------
         December 29, 2002                          3.00 to 1.0

----------------------------------------   --------------------------------
         March 30, 2003                             2.75 to 1.0

----------------------------------------   --------------------------------
         June 29, 2003 and September 28,            2.50 to 1.0
         2003

----------------------------------------   --------------------------------
         December 28, 2003                          2.25 to 1.0

----------------------------------------   --------------------------------
         March 28, 2004 through                     2.00 to 1.0
         September 26, 2004

----------------------------------------   --------------------------------
         December 26, 2004                          1.75 to 1.0

----------------------------------------   --------------------------------
         March 27, 2005 and thereafter              1.50 to 1.00
----------------------------------------   --------------------------------

(a)      Consolidated Senior Debt     Schedule 2                   $___________

(b)      Consolidated EBITDA          Schedule 1                   $___________

(c)      actual ratio of (a) to (b)                                  ___ to 1.00

                                 Limitation:    (c) may not exceed [4.80 to 1.0]
                                                                   [3.50 to 1.0]
                                                                   [3.25 to 1.0]
                                                                   [3.00 to 1.0]
                                                                   [2.75 to 1.0]
                                                                   [2.50 to 1.0]
                                                                   [2.25 to 1.0]
                                                                   [2.00 to 1.0]
                                                                   [1.75 to 1.0]
                                                                   [1.50 to 1.0]

4.       EBITDA/Cash Interest Ratio (Section 5.20(d))

The EBITDA/Cash Interest Ratio will not be less than, at the end of each Fiscal Quarter set forth below, for such Fiscal Quarter and the 3 immediately preceding Fiscal Quarters (except that for the Fiscal Quarter ending March 31, 2002, such calculation shall be for such Fiscal Quarter and the 2 immediately preceding Fiscal Quarters), the amount set forth below corresponding to such Fiscal
Quarter:

----------------------------------------   -------------------------------------
FISCAL QUARTER ENDING                       MINIMUM EBITDA/CASH INTEREST RATIO
----------------------------------------   -------------------------------------

March 31, 2002                                        1.60 to 1.0

----------------------------------------   -------------------------------------
June 30, 2002                                         1.65 to 1.0

----------------------------------------   -------------------------------------
September 29, 2002                                    1.80 to 1.0

----------------------------------------   -------------------------------------
December 29, 2002                                     2.00 to 1.0

----------------------------------------   -------------------------------------
March 30, 2003                                        2.20 to 1.0

----------------------------------------   -------------------------------------
June 29, 2003 through                                 2.25 to 1.0
December 28, 2003

----------------------------------------   -------------------------------------
March 28, 2004 through                                2.50 to 1.0
December 26, 2004

----------------------------------------   -------------------------------------
March 27, 2005 through                                2.75 to 1.0
December 25, 2005

----------------------------------------   -------------------------------------
April 2, 2006                                         3.00 to 1.00

----------------------------------------   -------------------------------------

(a)      Consolidated EBITDA       Schedule 1                       $___________

(b)      Cash Interest Schedule 3                                   $___________

(c)      actual ratio of (a) to (b)                                 ___ to 1.00

                                Limitation:     (c) may not exceed [1.60 to 1.0]
                                                                   [1.65 to 1.0]
                                                                   [1.80 to 1.0]
                                                                   [2.00 to 1.0]
                                                                   [2.20 to 1.0]
                                                                   [2.25 to 1.0]
                                                                   [2.50 to 1.0]
                                                                   [2.75 to 1.0]
                                                                   [3.00 to 1.0]

5.       Minimum Stockholders' Equity (Section 5.20(e))

As of the end of each Fiscal Quarter, Stockholders' Equity will not be less than the sum of (i) Stockholders' Equity as of the Closing Date (after giving effect to the sale of its adult bedding line of business to its former management) plus
(ii) 75% of the cumulative (since the Closing Date) Reported Net Income (excluding any Fiscal Quarter during which Reported Net Income is less than $0.00) of the Parent and the Subsidiaries.

(a)      Stockholders' Equity                                       $___________

(b)      Cumulative positive Reported Net Income since
         the Closing Date                                           $___________

(c)      75% of (b)                                                 $___________

(d)      sum of (c) and $___________(1)                             $___________

         Limitation:       (a) must not be less than (d)

6.       Capital Expenditures (Section 5.20(f))

No Borrower shall, nor shall it permit any Subsidiary to, make any expenditures (including obligations incurred under any lease) in any Fiscal Year that are required to be capitalized under GAAP in the aggregate for any Borrower and the Subsidiaries, on a consolidated basis, exceeding $500,000.

(a)      aggregate Capital Expenditures made to date in current
         Fiscal Year                                               $____________

         Limitation:       (a) may not exceed $500,000

----------------------
(1) Insert amount of Stockholders' Equity as of the Closing Date

7.       Operating Leases (Section 5.20(g))

No Borrower shall, nor shall it permit any Subsidiary to, enter into or remain or become liable upon any lease (other than intercompany leases between the Borrower and its Subsidiaries) which would be characterized as an operating lease under GAAP if the aggregate amount of all consolidated rents paid by the Borrower and its Subsidiaries under all such leases would exceed $3,000,000 in the first Fiscal Year following the Closing Date, with such amount increasing each Fiscal Year thereafter by an additional 5% of the amount in effect at the end of the preceding Fiscal Year.

(a)      aggregate amount of consolidated rents payable in current
         Fiscal Year                                                $___________

         Limitation:       (a) may not exceed [$3,000,000](2)

----------------------------
(2) Increase after the first Fiscal Year by an additional 5% of the amount in effect at the end of the preceding Fiscal Year

                                   Schedule 1

                               CONSOLIDATED EBITDA

(a)      Consolidated Net Income for:

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

(b)      depreciation and amortization expenses for:

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

(c)      Consolidated Interest Expense for:

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

(d)      income tax expense included in Consolidated Net
         Income for:

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

(e)      before-tax reserve related to the closing of the
         operations of Burgundy Interamericana SA de CV for:(3)
         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

         ____ quarter ____                                        $___________

--------------------
(3) Include only for the following Fiscal Quarters, not exceeding following amounts for such Fiscal Quarters: (1) for the Fiscal Quarter ending December 29, 2002, $1,775,000, (2) for the Fiscal Quarter ending March 30, 2003, $225,000 and
(3) for the Fiscal Quarter ending June 29, 2003, $275,000

                                   Schedule 2

                 CONSOLIDATED DEBT AND CONSOLIDATED SENIOR DEBT

                               CONSOLIDATED DEBT(4)


(a)       obligations for borrowed money                                         $__________

(b)       payment obligations evidenced by bonds, debentures notes or            $__________
          other similar instruments

(c)       obligations to pay the deferred purchase price of property or          $__________
          services, except trade accounts payable and accrued expenses arising in the ordinary course of business

(d)       obligations as lessee under capital leases or leases for               $__________
          which the Borrowers Person retain tax ownership of the
          property subject to a lease

(e)       obligations to reimburse any bank or other Person in respect           $__________
          of amounts payable under a banker's acceptance

(f)       Redeemable Preferred Stock                                             $__________

(g)       obligations to reimburse any bank or other Person in respect           $__________
          of amounts paid or undrawn amounts available to be paid under a letter of credit or similar instrument

(h)       Debt of others secured by a Lien on any asset of any                   $__________
          Borrower, whether or not such Debt is assumed by such Borrower

(i)       obligations with respect to interest rate protection                   $__________
          agreements, foreign currency exchange agreements or other
          hedging arrangements, other than commodity hedging agreements entered into as risk protection rather than as an investment
          (each valued as the termination value thereof computed in
          accordance with a method approved by the International Swap
          Dealers Association and agreed to in the applicable
          agreement, if any)

----------------------------
(4) Exclude Contingent Interest and amounts payable pursuant to SECTION 2.06(a) of the Senior Subordinated Notes Purchase Agreement

(j)       Debt of others Guaranteed by any Borrower                              $__________

(k)       CONSOLIDATED DEBT (sum of (a) through (i))                             $__________

                            CONSOLIDATED SENIOR DEBT

(l)       Subordinated Debt                                                      $__________

(m)       CONSOLIDATED SENIOR DEBT ((j) less (k))                                $__________

                                   Schedule 3

                                  CASH INTEREST

(a)      interest on Revolving Loans                                            $___________

(b)      interest on Term Loans at Cash Contract Rate                           $___________

(c)      interest on Senior Subordinated Debt                                   $___________

(d)      CASH INTEREST (sum of (a), plus (b), plus (c))                         $___________

                                                                       EXHIBIT R

                    CONSOLIDATED EXCESS CASH FLOW CERTIFICATE

         Reference is made to the Credit Agreement dated as of July 23, 2001 , as amended by First Amendment to Credit Agreement dated as of September 28, 2001, Second Amendment to Credit Agreement dated as of November 25, 2002 and Third Amendment to Credit Agreement dated as of February 10, 2003 (as so amended and as thereafter modified and supplemented and in effect from time to time, the "Credit Agreement") by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc. (collectively or individually, as the context shall require, the "Borrowers"), the Lenders from time to time parties thereto, and Wachovia Bank, National Association (successor by merger to Wachovia Bank, N.A.), as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to SECTION 2.01(c) of the Credit Agreement, ________________, the duly authorized ____________________ of the Parent, hereby certifies to the Agent and the Lenders that, as of the last day of the Annual Period ended ___________, 200__, the information contained in the Consolidated Excess Cash Flow Certificate attached hereto is true, accurate and complete in all material respects.

CROWN CRAFTS, INC.

By: ___________________     (SEAL)
         Name:
         Title:

                                  CROWN CRAFTS
                  CALCULATION OF CONSOLIDATED EXCESS CASH FLOW
                    FOR ANNUAL PERIOD ENDED __________, 200__

(a)      Consolidated EBITDA        Schedule 1                                  $___________

(b)      Capital Expenditures                                                   $___________

(c)      taxes paid                                                             $___________

(d)      Consolidated Free Cash Flow (sum of (a), less (b), less (c))           $___________

(e)      Consolidated Available Free Cash Flow (85% of (d))                     $___________

(f)      Cash Interest paid         Schedule 2                                  $___________

(g)      aggregate of Minimum Principal Reduction Amounts paid                  $___________

(h)      CONSOLIDATED EXCESS CASH FLOW
         (sum of (e), less (f), less (g)                                        $___________

                                   Schedule 1

                               CONSOLIDATED EBITDA

(a)       Consolidated Net Income for:

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

(b)       depreciation and amortization expenses for:

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

(c)       Consolidated Interest Expense for:

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

(d)       income tax expense included in Consolidated Net
          Income for:

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

(e) before-tax reserve related to the closing of the operations of Burgundy Interamericana SA de CV for:(5)

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

          ____ quarter ____                                $___________

-------------------
(5) Include only for the following Fiscal Quarters, not exceeding following amounts for such Fiscal Quarters: (1) for the Fiscal Quarter ending December 29, 2002, $1,775,000, (2) for the Fiscal Quarter ending March 30, 2003, $225,000 and
(3) for the Fiscal Quarter ending June 29, 2003, $275,000

                                   Schedule 2

                                  CASH INTEREST

(a)       interest on Revolving Loans                      $_____________

(b)       interest on Term Loans at Cash Contract Rate     $_____________

(c)       interest on Senior Subordinated Debt             $_____________

(d)       CASH INTEREST (sum of (a), plus (b), plus (c))   $_____________

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